Exhibit 10.11
EXECUTION COPY
JOINDER AND AMENDMENT AGREEMENT
     This JOINDER AND AMENDMENT AGREEMENT (as amended, amended and restated, supplemented, replaced or otherwise modified from time to time, this “Agreement”), dated as of September 20, 2010, is made by and among (i) ZAYO GROUP, LLC and ZAYO CAPITAL, INC. (the “Companies”, and each a “Company”); (ii) the other Grantors identified as such on the signature pages hereof; (iii) THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (“BNYMTC’), as an additional Authorized Representative (as defined in the Intercreditor Agreement, defined below) in its capacities as trustee and as paying agent, registrar and transfer agent for the holders of certain additional 10.25% senior secured, first-priority notes, due 2017 (the “Additional Senior Secured Notes”), issued by the Companies pursuant to a Supplemental Indenture, dated as of the date of this Agreement, which supplements the Initial Notes Agreement (together, such Supplemental Indenture and the Initial Notes Agreement, the “Additional Notes Agreement”) (BNYMTC, in such capacity, the “Additional Notes Authorized Representative”); (iv) BNYMTC, as Initial Notes Authorized Representative (as defined in the Intercreditor Agreement); (v) SUNTRUST BANK (“Sun Trust”), as joint collateral agent (in such capacity, and together with any successor joint collateral agent appointed pursuant to Article VI of the Intercreditor Agreement, the “Joint Collateral Agent”); and (vi) SunTrust, as Revolving Loan Agent (as defined in the Intercreditor Agreement).
     This Agreement is supplemental to that certain Collateral Agency and Intercreditor Agreement, dated as of March 12, 2010 (as may be amended, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Intercreditor Agreement”), made by and among the Companies, the other Grantors party thereto, the Joint Collateral Agent, the Revolving Loan Agent, the Initial Notes Authorized Representative, and each other Authorized Representative (as defined in the Intercreditor Agreement) from time to time party thereto. This Agreement has been entered into to record the accession of an additional Authorized Representative under the Intercreditor Agreement, pursuant to Section 7.17 thereof, and to effect the amendment of certain terms of the Intercreditor Agreement, pursuant to Section 7.02 thereof.
ARTICLE I
DEFINITIONS
     SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.
ARTICLE II
ACCESSION
     SECTION 2.01 The Additional Notes Authorized Representative agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement (with all obligations thereunder), as an “Authorized Representative” for the holders of any Additional Senior Secured Notes and for itself as Authorized Representative
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(together, such Additional Loan and Notes Secured Parties, the “Additional Notes Secured Parties”), with respect to the Additional Loan and Notes Obligations of the Companies and other Grantors in respect of the Additional Senior Secured Notes, pursuant to the Additional Notes Agreement. The Additional Notes Authorized Representative (a) acknowledges that it has received and reviewed a copy of the Intercreditor Agreement; (b) hereby joins and becomes a party to the Intercreditor Agreement as an “Authorized Representative” for the Additional Notes Secured Parties, as Additional Loan and Notes Secured Parties thereunder; (c) covenants and agrees (i) to be bound by all covenants, agreements, representations, warranties and acknowledgements attributable to each “Authorized Representative” under the Intercreditor Agreement, as if made by, and with respect to it, and (ii) to perform all obligations required of the “Authorized Representative” under the Intercreditor Agreement; and (d) agrees in its capacity as Authorized Representative for the Additional Notes Secured Parties that it and each Additional Notes Secured Party will be bound by the terms applicable to the “Loan and Notes Secured Parties” in the Intercreditor Agreement.
By its acceptance of the benefits of the Intercreditor Agreement and the Loan and Notes Security Documents, the Authorized Representative, on behalf of itself and each Additional Notes Secured Party (whether or not a signatory hereto) (A) consents to the appointment of the Joint Collateral Agent as collateral agent under the Intercreditor Agreement, and (B) confirms that the Joint Collateral Agent shall have the authority to act as the agent of such Authorized Representative and each such Additional Notes Secured Party, in accordance with the terms of the Intercreditor Agreement, for the enforcement of remedies under the Loan and Notes Security Documents. The Additional Notes Authorized Representative represents and warrants to the Joint Collateral Agent that it has been authorized by the Additional Notes Secured Parties to execute and deliver this Agreement on their behalf, pursuant to the Additional Notes Agreement.
     SECTION 2.02 The Additional Notes Authorized Representative confirms that its address details for notices pursuant to the Intercreditor Agreement are as follows: The Bank of New York Mellon Trust Company, N.A., 700 South Flower Street, Suite 500, Los Angeles, California 90017, Attention: Corporate Trust Administration, (Fax: (213) 630-6298).
     SECTION 2.03 In reliance on the representations and warranties made by the Grantors pursuant to Section 7.17 of the Intercreditor Agreement, each party to the Intercreditor Agreement (other than the Additional Notes Authorized Representative) confirms the acceptance of the Additional Notes Authorized Representative as an Authorized Representative for purposes of the Intercreditor Agreement.
     SECTION 2.04 Unless otherwise specified, the Additional Notes Authorized Representative is acting hereunder in its capacity as Authorized Representative solely for the Additional Notes Secured Parties under the Additional Notes Agreement, and acknowledges that it has the authority to bind such Additional Notes Secured Parties to the terms and conditions of the Intercreditor Agreement. The Additional Notes Authorized Representative hereby agrees (on behalf of itself and all Loan and Notes Secured Parties for which it acts as Authorized Representative) to comply with the terms of the Intercreditor Agreement.
ARTICLE III
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WAIVER AND AMENDMENT
     SECTION 3.01 Zayo Group, LLC, in its capacity as “Administrative Company”, hereby represents and warrants to the other parties party to this Agreement that : (a) as of the date hereof, and giving effect to this Agreement, the Revolving Loan Agent, the Initial Notes Authorized Representative and the Additional Notes Authorized Representative constitute all of the Authorized Representatives party to the Intercreditor Agreement; (b) as of the date hereof, the Grantors party hereto constitute all of the Grantors party to the Intercreditor Agreement; and (c) the Additional Senior Secured Notes are being issued pursuant to the Additional Notes Agreement with terms and conditions (including, without limitation, maturity date, interest rate and remedies) that are in all material respects the same as the terms and conditions of the Senior Secured Notes originally issued under the Initial Notes Agreement (other than the respective dates of issuance).
     SECTION 3.02 Pursuant to, and acting in accordance with, the terms of Section 7.02 of the Intercreditor Agreement, the Companies, the other Grantors party hereto, the Joint Collateral Agent, the Revolving Loan Agent, the Initial Notes Authorized Representative and the Additional Notes Authorized Representative each hereby agree that, pursuant to a request made by the Administrative Company (acting on behalf of itself and the other Companies and Grantors): (a) effective as of the date hereof, the Intercreditor Agreement is hereby amended such that, for all purposes of voting and other determinations to be made under the Intercreditor Agreement and the Loan and Notes Security Documents, (i) the Senior Secured Notes and the Additional Senior Secured Notes shall be a single “Series” of Loan and Notes Obligations, and (ii) the Initial Notes Secured Parties and the Additional Notes Secured Parties shall be a single “Series” of Loan and Notes Secured Parties; and (b) any term or provision of the Intercreditor Agreement which would otherwise prevent or restrict the effectuation of the preceding clause (a) is hereby waived, for the sole purpose of giving effect to, and only to the extent necessary to give effect to, such preceding clause (a).
ARTICLE IV
MISCELLANEOUS
     SECTION 4.01 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof, except to the extent otherwise provided in the Secured Credit Documents.
     SECTION 4.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
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          IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ZAYO GROUP, LLC, as Grantor
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer & Treasurer

ZAYO CAPITAL, INC., as Grantor
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer & Treasurer

ZAYO GROUP HOLDINGS, INC., as Grantor
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer & Treasurer

ZAYO ENTERPRISE NETWORKS, LLC, as Grantor
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer & Treasurer

ZAYO BANDWIDTH, LLC, as Grantor
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer & Treasurer
[SIGNATURE PAGE]
ZAYO - Sept 2010 Joinder

ZAYO COLOCATION, INC., as Grantor
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer & Treasurer

ZAYO BANDWIDTH TENNESSEE, LLC, as Grantor
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer & Treasurer

ADESTA COMMUNICATIONS, INC., as Grantor
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer & Treasurer

FIBERNET TELECOM, INC., as Grantor
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer & Treasurer

LOCAL FIBER, LLC, as Grantor
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer & Treasurer
[SIGNATURE PAGE]
ZAYO - Sept 2010 Joinder

ZAYO FIBER SOLUTION, LLC, as Grantor
By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer & Treasurer
[SIGNATURE PAGE]
ZAYO - Sept 2010 Joinder

SUNTRUST BANK, as Joint Collateral Agent
By:	/s/ Michael Vegh
	Name:	Michael Vegh
	Title:	Director

ZAYO -Sept 2010 Joinder
[SIGNATURE PAGE]

SUNTRUST BANK, as Revolving Loan Agent
By:	/s/ Michael Vegh
	Name:	Michael Vegh
	Title:	Director

ZAYO -Sept 2010 Joinder
[SIGNATURE PAGE]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Initial Notes Authorized Representative
By:	/s/ Alex Briffett
	Name:	John A. (Alex) Briffett
	Title:	Authorized Signatory

ZAYO -Sept 2010 Joinder
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THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Additional Notes Authorized Representative (an Authorized Representative)
By:	/s/ Alex Briffett
	Name:	John A. (Alex) Briffett
	Title:	Authorized Signatory

ZAYO -Sept 2010 Joinder
[SIGNATURE PAGE]